Description of the Plan	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Description of Plan [Line Items]
Description of the Plan	Description of the Plan
The following description of the Polaris 401(k) Retirement Savings Plan (the "Plan") provides only general information. Participants should refer to the Plan document for a more complete description of the Plan’s provisions.
General. The Plan is a defined contribution plan covering the majority of the employees of the Plan’s sponsor, Polaris Industries Inc. (the "Company"), and certain U.S. subsidiaries of the Company. It is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
Participant Loans. Participants may apply for loans from the Plan up to a maximum equal to the lesser of 50% of their vested account balance or $50,000. Loans must be paid back within five years; however, this period may be extended to fifteen years if the loan is used for the acquisition of a primary residence. The interest rate charged on loans is the Prime Rate plus 1%.
Plan Operations. No administrative costs were paid by the Company for the plan year ended December 31, 2025. Certain administrative costs totaling $37,466 were paid by the Company for the plan year ended December 31, 2024. Administrative costs paid by the Company include trustee/asset custodian fees, record-keeping fees, and investment management fees. For the plan years ended December 31, 2025 and 2024, certain administrative costs totaling $371,096 and $105,734, respectively, were paid by the Plan using previously forfeited amounts or revenue credits in accordance with Plan terms and applicable law. A quarterly plan administrative fee is deducted directly from participant accounts.
Plan Administration. The Plan’s trustee is Fidelity Management Trust Company (the "Trustee"). The Plan is administered by the Polaris Retirement Plan Committee.
Participant Accounts. Each participant’s account is credited with the participant’s contributions and the Company’s matching contributions and allocations of plan earnings, and is charged with an allocation of administrative expenses. Plan earnings, as defined, are allocated based on the participant’s share of net earnings or losses of their respective elected investment options. Allocations of administrative expenses are based on the participant’s account balances, as defined. The benefit to which a participant is entitled is the benefit that can be provided from the participant’s vested account.
Contributions. Participants may elect to make contributions in whole percent increments of 1% to 50% of the participant’s compensation, as defined in the Plan document, up to the annual contribution limit established by the Internal Revenue Service ("IRS") of $23,500 and $23,000 for 2025 and 2024, respectively. Participants age 50 or older may elect to make catch-up contributions in excess of the IRS limits stated above. The annual catch-up contribution limit established by the IRS was $7,500 for 2025 and 2024. Once eligible, employees who have not made a retirement savings election shall be automatically enrolled to participate in the Plan at the automatic enrollment percentage (currently 5%).
The Company will make a fully vested matching contribution to each participant’s account in the Plan of 100% of each dollar of 401(k) contributions (other than a participant's catch-up contributions), up to 5% of covered compensation. This contribution is intended to satisfy a safe harbor contribution formula permitted by IRS regulations. By making the safe harbor matching contribution, the Plan will automatically satisfy the nondiscrimination requirements that otherwise would apply to 401(k) contributions made to the Plan.
The Plan includes a discretionary true-up feature, which, if made allows the Company to make up for any missed matching contributions resulting from the difference between the per payroll calculation performed throughout the year and the annualized amount. The true-up for a given plan year is performed in the following plan year and compares the maximum matching contributions that could have been received under the match formula against the matching contributions that were actually made. The 2025 plan year true-up amount of $1,773,834 was reflected as employer contribution receivable in the statement of net assets available for benefits and was included as a component of employer contributions in the statement of changes in net assets available for benefits for the plan year ended December 31, 2025. There was no discretionary true-up contribution related to the 2024 plan year.
Investment Options. The investment options of the Plan at December 31, 2025 and 2024 consisted of deposits with two funds managed by the Trustee, 29 externally managed funds, Polaris Inc. common stock, and a self-directed brokerage option. Participants elect to have their account balances invested in one or more of the investment options and may change their investment mix daily via a voice response system or the internet.
Vesting. Participants are immediately vested in their contributions and employer contributions, including actual investment earnings thereon.
Distributions to Participants. Employee account balances are distributable upon retirement, disability, death or termination from the Company. Upon the occurrence of one of these events, a participant (or the participant’s beneficiary in the case of death) may receive his or her account balance as a full or partial distribution or in installments, in accordance with Plan provisions. In-service withdrawals are permitted upon attainment of age 59 1/2 or for financial hardship in accordance with Plan provisions.
Terminated participants with account balances of $1,000 or less will receive a lump-sum cash payment as soon as administratively practicable following the participant’s employment termination. Terminated participants with account balances of $1,000 to $7,000 will receive a lump-sum cash payment as soon as administratively practicable following termination or can elect to have the Plan Administrator pay the distribution in a direct rollover to an eligible retirement plan of their choosing; if no election is made, the distribution will be rolled over to an individual retirement account designated by the Plan Administrator. In addition to these options, terminated participants with account balances in excess of $7,000 may also elect to delay distributions to a later date.